As filed with the Securities and Exchange Commission on July 9, 1996
                                                   Registration No. 33-________
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 ---------------

                                IVAX CORPORATION
             (Exact name of registrant as specified in its charter)
                                 ---------------
                FLORIDA                              16-1003559
    (State or other jurisdiction of               (I.R.S. Employer
    incorporation or organization)                Identification No.)
                             4400 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33137
                                 (305) 575-6000
               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)
                                 ---------------

                     IVAX CORPORATION 1994 STOCK OPTION PLAN
                            (Full title of the Plan)

                              ARMANDO A. TABERNILLA
               VICE PRESIDENT - LEGAL AFFAIRS AND GENERAL COUNSEL
                                IVAX CORPORATION
                             4400 BISCAYNE BOULEVARD
                              MIAMI, FLORIDA 33137
                                 (305) 575-6000
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE
=====================================================================================================================
                                                              PROPOSED            PROPOSED
        TITLE OF EACH CLASS                AMOUNT              MAXIMUM             MAXIMUM           AMOUNT OF
        OF SECURITIES TO BE                 TO BE          OFFERING PRICE         AGGREGATE         REGISTRATION
            REGISTERED                   REGISTERED         PER SHARE (1)     OFFERING PRICE(1)         FEE
=====================================================================================================================
Common Stock, $.10 par value          4,000,000 shares         $16.0625           $64,250,000         $22,155.14
=====================================================================================================================

(1) Estimated solely for purpose of calculating the registration fee pursuant to Rule 457(h) on the basis of the average of the high and low prices of the Common Stock of IVAX Corporation as reported on the American Stock Exchange on July 5, 1996.

================================================================================
================================================================================

INCORPORATION OF FORM S-8 REGISTRATION STATEMENT

                  The contents of the Registration Statement on Form S-8 (No. 33-82756) filed by IVAX Corporation, a Florida corporation (the "Registrant"), with the Securities and Exchange Commission, dated August 12, 1994, with respect to the registration of shares of the Registrant's common stock, par value $.10 per share, issuable pursuant to outstanding options granted and options available for future grant under the IVAX Corporation 1994 Stock Option Plan, are incorporated herein by this reference.

EXHIBITS

   5              Opinion of Stearns Weaver Miller Weissler Alhadeff &
                  Sitterson, P.A.

  23.1 Consent of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A. (included as part of Exhibit 5 above).

  23.2            Consent of Arthur Andersen LLP

  23.3            Consent of Ernst & Young LLP

  23.4            Consent of Coopers & Lybrand L.L.P.

  24.1 Powers of Attorney (included as part of the Signature Page of this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and had duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Miami, State of Florida, on the 9th day of July, 1996.

                                 IVAX CORPORATION


                                 By: /s/ PHILLIP FROST, M.D.
                                     -----------------------
                                     Phillip Frost, M.D., Chairman of the Board
                                     and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Phillip Frost, M.D. and Richard C. Pfenniger, Jr., and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                              TITLE                         DATE
- ---------                              -----                         ----

PRINCIPAL EXECUTIVE OFFICER:

/s/ PHILLIP FROST, M. D.        Chairman of the Board and         July 9, 1996
- ----------------------------    Chief Executive Officer
Phillip Frost, M.D.


PRINCIPAL FINANCIAL OFFICER:

/s/ MICHAEL W. FIPPS            Senior Vice President - Finance   July 9, 1996
- -----------------------------   and Chief Financial Officer
Michael W. Fipps


PRINCIPAL ACCOUNTING OFFICER:

/s/ SALOMON SREDNI               Vice President - Accounting      July 9, 1996
- -----------------------------    and Corporate Controller
Salomon Srendi

SIGNATURE                              TITLE                         DATE
- ---------                              -----                         ----

/s/ MARK ANDREWS                    Director                      July 9, 1996
- ----------------------------
Mark Andrews

/s/ LLOYD BENTSEN                   Director                      July 9, 1996
- ----------------------------
Lloyd Bentsen

/s/ ERNST BIEKERT, PH.D.            Director                      July 9, 1996
- ----------------------------
Ernst Biekert, Ph.D.

____________________________        Director
Dante B. Fascell

____________________________        Director and
Jack Fishman, Ph.D.                 Vice Chairman

/s/ HAROLD S. GENEEN                Director                      July 9, 1996
- ----------------------------
Harold S. Geneen

/s/ JANE HSIAO, PH.D.               Director and Vice Chairman -  July 9, 1996
- -----------------------------       Technical Affairs
Jane Hsiao, Ph.D.

/s/ LYLE KASPRICK                   Director                      July 9, 1996
- -----------------------------
Lyle Kasprick

/s/ ISAAC KAYE                      Director and Deputy           July 9, 1996
- -----------------------------       Chief Executive Officer
Isaac Kaye

_____________________________       Director
Harvey M. Krueger

_____________________________       Director
John H. Moxley, III, M.D.

_____________________________       Director
M. Lee Pearce, M.D.

/s/ MICHAEL WEINTRAUB               Director                      July 9, 1996
- -----------------------------
Michael Weintraub